Exhibit 4.4(d)

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                    FIRST USA BANK, NATIONAL ASSOCIATION
                          Transferor and Servicer

                                    and

                      THE BANK OF NEW YORK (DELAWARE)
                                  Trustee

                       -----------------------------

                         SERIES 2002-CC SUPPLEMENT
                       Dated as of [          ], 2002

                                     to

            AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                       Dated as of [           ], 2002

                         --------------------------



                     FIRST USA CREDIT CARD MASTER TRUST

                               Series 2002-CC









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

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

SECTION 1.  Designation...........................................................................................1

SECTION 2.  Definitions...........................................................................................1

SECTION 3.  Reassignment and Transfer Terms. .....................................................................7

SECTION 4.  Delivery and Payment for the Series 2002-CC Certificate...............................................7

SECTION 5.  Depository; Form of Delivery of the Series 2002-CC Certificate........................................7

SECTION 6.  Article IV of Agreement...............................................................................8

        Section 4.04  Rights of the Series 2002-CC Certificateholder.............................................9

         Section 4.05  Collections and Allocation.................................................................9

         Section 4.06  Monthly Payments..........................................................................10

         Section 4.07  Investor Default Amount...................................................................11

         Section 4.08  Investor Monthly Servicing Fee............................................................11

         Section 4.09  Principal Shortfalls......................................................................11

SECTION 7.  Article V of the Agreement...........................................................................12

         Section 5.01  Distributions.............................................................................13

         Section 5.02  Monthly Certificateholders' Statement.....................................................13

SECTION 8.  Article VI of the Agreement..........................................................................14

         Section 6.15  Additional Invested Amounts...............................................................14

SECTION 9.  Series 2002-CC Pay Out Events........................................................................16

SECTION 10.  Series 2002-CC Termination..........................................................................17

SECTION 11.  Transfer of the 2002-CC Certificate.................................................................17

SECTION 12.  ERISA Legend........................................................................................17

SECTION 13.  Amendment and Ratification of Agreement.............................................................18

SECTION 14.  Consent to Amendment to the Agreement...............................................................18

SECTION 15.  Consent Rights......................................................................................19

SECTION 16.  Counterparts. ......................................................................................19

SECTION 17.  GOVERNING LAW.......................................................................................19


                                                     EXHIBITS

EXHIBIT A             Form of Series 2002-CC Certificate........................................................A-1

EXHIBIT B             Form of Monthly Allocations and Payment Instructions......................................B-1

EXHIBIT C             Form of Monthly Series 2002-CC Certificateholder's
                      Statement.................................................................................C-1




                  SERIES 2002-CC SUPPLEMENT, dated as of [ ], 2002 (this "Series Supplement") by and among FIRST USA BANK, NATIONAL ASSOCIATION, a national banking association, as Transferor and Servicer, and THE BANK OF NEW YORK (DELAWARE), as Trustee under the Amended and Restated Pooling and Servicing Agreement, dated as of [ ], 2002, among FIRST USA BANK, NATIONAL ASSOCIATION, as Transferor and Servicer, and the Trustee, as amended and supplemented and as the same may be further amended, supplemented or otherwise modified from time to time (the "Agreement").

                  Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates. The Transferor has tendered the Exchange Notice required by subsection 6.09(b) of the Agreement and hereby enters into this Series Supplement with the Trustee as required by subsection 6.09(c) of the Agreement to provide for the issuance, authentication and delivery of the Collateral Certificate (as defined below).

                  Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series consisting of an Investor Certificate and shall specify the Principal Terms thereof. The Investor Certificate of Series 2002-CC shall not be subordinated to any other Series.

                  SECTION 1.  Designation.

                  (a) There is hereby created a Series consisting of a single Class pursuant to the Agreement and this Series Supplement to be known generally as the Asset Backed Certificate, Series 2002-CC (the "Series 2002-CC Certificate" or the "Collateral Certificate"). The Series 2002-CC Certificate shall be issued as one definitive certificate substantially in the form of Exhibit A hereto. This Series is a Remaining Excess Principal Sharing Series.

                  (b) Except as expressly provided herein, (i) the tax opinion described in subsection 6.09(b) of the Agreement shall not be applicable to the Series 2002-CC Certificate and (ii) the provisions of
Section 3.07 of the Agreement shall not apply to cause the Series 2002-CC Certificate to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Transferor intends and, together with the Series 2002-CC Certificateholder, agrees to treat the Series 2002-CC Certificate for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

                  SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 2002-CC Certificate and to no other Series of Certificates issued by the Trust.

                  "Additional Invested Amounts" shall have the meaning specified in subsection 6.15(a) of the Agreement.

                  "Additional Investment Date" shall have the meaning specified in subsection 6.15(b) of the Agreement.

                  "Agreement" shall have the meaning specified in the first paragraph hereof.

                  "Amortization Period" shall mean any Monthly Period with respect to the Series 2002-CC Certificate, (1) beginning with the Monthly Period in which the Pay Out Commencement Date occurs or (2) during which the sum of the Series 2002-CC Principal Collections and the Investor Default Amount is greater than the Additional Invested Amounts for such Monthly Period.

                  "Asset Pool One Supplement" shall mean the Asset Pool One
Supplement, dated as of [         ], 2002 between the Bank One Issuance Trust,
the Indenture Trustee and [         ], as Collateral Agent.

                  "Average Principal Balance" shall mean, (a) for any Monthly Period in which no Addition Date or Removal Date occurs, the Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period and (b) for any Monthly Period in which Additional Accounts are designated for inclusion in or Removed Accounts are designated for removal from the Trust, the sum of (1) the product of (x) the Principal Receivables in the Trust at the close of business on the last day of the prior Monthly Period and (y) a fraction, (i) the numerator of which is the number of days from and including the first day of such Monthly Period to, but excluding, the initial Addition Date or Removal Date, as applicable, in such Monthly Period and (ii) the denominator of which is the number of days in such Monthly Period and (2) for each Addition Date or Removal Date, as applicable, in such Monthly Period, the product of (x) the Principal Receivables in the Trust at the close of business on any such Addition Date or Removal Date, after giving effect to the addition of Accounts or removal of Accounts and (y) a fraction, (i) the numerator of which is the number of days from and including such Addition Date or Removal Date , as applicable, in such Monthly Period to but excluding the next Addition Date or Removal Date, as applicable, in such Monthly Period (or if there is no subsequent Addition Date or Removal Date in such Monthly Period, to and including the last day of such Monthly Period); and (ii) the denominator of which is the number of days in such Monthly Period.

                  "Certificate Representative" shall mean the Holder of record or the designee of such Holder of the Series 2002-CC Certificate.

                  "Closing Date" shall mean [         ], 2002.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Collateral Agent" shall mean Wells Fargo Bank Minnesota, N.A. and its successors and assigns.

                  "Determination Date" shall mean the Business Day preceding the Transfer Date in each Monthly Period.

                  "Distribution Account" shall have the meaning specified in Section 6(A).

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Excess Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Investor Certificate which, in accordance with subsection 6.15(c) of the Agreement, may be applied to the Principal Shortfall with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applicable supplements for such Series specify are to be treated as "Excess Principal Collections" and which may be applied to cover Principal Shortfalls for all Series which amount for all Remaining Excess Principal Sharing Series, including Series 2002-CC, shall not exceed the amount of Remaining Excess Principal Collections.

                  "Finance Charge Account" shall have the meaning specified in Section 6(A).

                  "Floating Allocation Percentage" shall mean, for any Monthly Period, a fraction, the numerator of which is the Invested Amount of the Series 2002-CC Certificate as of the close of business on the last day of the prior Monthly Period, or with respect to the first Monthly Period, the Initial Invested Amount; provided, however, that if the Invested Amount of the Series 2002-CC Certificate is increased in the Monthly Period for which the determination is being made, the numerator shall be the highest Invested Amount of the Series 2002-CC Certificate in such Monthly Period; provided, further, that if the Invested Amount of Series 2002-CC is reduced to zero in such Monthly Period, the numerator shall be zero, and the denominator of which is the Average Principal Balance for such Monthly Period.

                  "Indenture" shall mean the Indenture, dated [        ],
2002, between Bank One Issuance Trust, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, as amended and supplemented from time to time.

                  "Initial Invested Amount" shall mean the aggregate initial principal amount of the Investor Certificate of Series 2002-CC, which is $[ ].

                  "Invested Amount" shall mean, with respect to the Series 2002-CC Certificate as of the close of business on any day, an amount equal to (i) the Invested Amount as of the close of business on the prior day (or, with respect to the first day of the first Monthly Period, such amount shall be the Initial Invested Amount), minus (ii) the Series 2002-CC Principal Collections, if any, paid on such date, minus (iii) the Investor Default Amount, if any, recognized pursuant to Section 4.07 of the Agreement on such date, plus (iv) the Additional Invested Amounts, if any, added on such date.

                  "Investor Certificateholder" shall mean the holder of record of the Investor Certificate of Series 2002-CC.

                  "Investor Certificate" shall mean the Series 2002-CC Certificate.

                  "Investor Default Amount" shall mean, with respect to the Series 2002-CC Certificate, with respect to any Monthly Period, an amount equal to the product of the Default Amount for all Accounts that became Defaulted Accounts in such Monthly Period and the Floating Allocation Percentage for such Monthly Period.

                  "Investor Monthly Servicing Fee" shall, with respect to the Series 2002-CC Certificate, with respect to any Monthly Period, mean an amount equal to one-twelfth of the product of (A) the Series Servicing Fee Percentage and (B) the Invested Amount used as the numerator of the Floating Allocation Percentage for such Monthly Period.

                  "Investor Percentage" shall mean for any Monthly Period,
(a) with respect to Finance Charge Receivables and the Default Amount, the Floating Allocation Percentage and (b) with respect to Principal
Receivables, the Principal Allocation Percentage.

                  "Issuance Date" shall mean the Closing Date.

                  "Lien" shall have the meaning specified in the Transfer and Servicing Agreement.

                  "Master Owner Trust Servicer" shall mean First USA Bank, National Association, as servicer for the Bank One Issuance Trust and any successors or assigns.

                  "Minimum Transferor Interest" shall mean, with respect to any period, 4% of the Average Principal Receivables for such period.

                  "Pay Out Commencement Date" shall mean the earliest to occur of (i) the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 of the Agreement and (ii) the date on which a Series 2002-CC Pay Out Event is deemed to occur pursuant to Section 9 of this Series Supplement.

                  "Principal Account" shall have the meaning specified in
Section 6(A).

                  "Principal Allocation Percentage" shall mean, for any Monthly Period, (1) during the Revolving Period, the Floating Allocation Percentage and (2) during an Amortization Period, a fraction, the numerator of which is the highest Invested Amount during the last Monthly Period of the most recent Revolving Period, or with respect to the first Monthly Period, the Initial Invested Amount; provided, that if the Invested Amount of Series 2002-CC is reduced to zero during such Monthly Period, the numerator shall be zero, and the denominator of which is the Average Principal Balance for such Monthly Period.

                  "Principal Shortfall" shall, (i) with respect to the Series 2002-CC Certificate, have the meaning specified in Section 4.09 of the Agreement and (ii) with respect to each other Series outstanding from time to time, have the meaning specified for "Principal Shortfall" in the Series Supplement for such Series.

                  "Proposed Principal Shortfall Amount" shall have the meaning specified in the Asset Pool One Supplement.

                  "Rating Agency" shall mean each nationally recognized rating agency that has rated the Series 2002-CC Certificate at the request of the Transferor.

                  "Rating Agency Condition" shall mean the notification in writing by each Rating Agency to the Transferor, the Servicer and the Trustee that any action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class with respect to which it is a Rating Agency.

                  "Remaining Excess Principal Collections" shall have the meaning specified in Section 4.09 of the Agreement.

                  "Remaining Excess Principal Sharing Series" shall mean a Series designated as a "Remaining Excess Principal Sharing Series" in the applicable Series Supplement.

                  "Revolving Period" shall mean each Monthly Period other than a Monthly Period occurring during the Amortization Period.

                  "Series 2002-CC" shall mean the Series of the First USA Credit Card Master Trust represented by the Series 2002-CC Certificate.

                  "Series 2002-CC Certificate" shall have the meaning specified in Section 1 of this Series Supplement.

                  "Series 2002-CC Certificateholder" shall mean the Certificate Representative of the Series 2002-CC Certificate.

                  "Series 2002-CC Certificateholders' Interest" shall have the meaning specified in Section 4.04 of the Agreement.

                  "Series 2002-CC Collateral Certificate Principal Shortfall Payment" shall have the meaning specified in subsection 4.06(b) of the Agreement.

                  "Series 2002-CC Finance Charge Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (i) the Floating Allocation Percentage of Collections of Finance Charge Receivables in respect of such Monthly Period and (ii) the investment earnings on amounts on deposit in the Finance Charge Account and the Principal Account with respect to the related Transfer Date.

                  "Series 2002-CC Pay Out Event" shall have the meaning specified in Section 9 of this Series Supplement.

                  "Series 2002-CC Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (i) the Principal Allocation Percentage of Collections of Principal Receivables with respect to such Monthly Period and (ii) to the extent of any applicable Principal Shortfall for the related Transfer Date, Remaining Excess Principal Collections, to the extent available.

                  "Series 2002-CC Termination Date" shall mean the earlier to occur of (i) the day after the Transfer Date on which the Invested Amount of the Series 2002-CC Certificate is paid in full and (ii) the Trust Termination Date.

                  "Series Servicing Fee Percentage" shall mean 1.50% for so long as First USA Bank, National Association is the Servicer or 2.00% if First USA Bank, National Association is no longer the Servicer.

                  "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of [ ], 2002, among First USA Bank, National Association, as Transferor, Servicer and Administrator, Bank One Issuance Trust, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent, as amended, supplemented or restated from time to time.

                  "Transfer Date" shall mean [       ], 2002 and the Business
Day prior to the 15th day of each month thereafter.

                  "Unpaid Investor Monthly Servicing Fee" shall mean with respect to any Monthly Period, the amount of the Investor Monthly Servicing Fee with respect to each prior Monthly Period not previously distributed to the Servicer pursuant to Section 4.08 of the Agreement.

                  SECTION 3. Reassignment and Transfer Terms. The Series 2002-CC Certificate shall be subject to retransfer to the Transferor at its option (so long as the Transferor is the Servicer or an Affiliate of the Servicer), in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Transfer Date on or after the Transfer Date on which the Invested Amount (after giving effect to all payments on such Transfer
Date) is reduced to an amount less than or equal to 10% of the highest Invested Amount at any time (or such other percentage as shall be specified from time to time by the Servicer, consistent with sale treatment under generally accepted accounting principles and regulatory accounting principles). The deposit required in connection with any such retransfer shall be equal to the Invested Amount on the Transfer Date on which the retransfer occurs.

                  SECTION 4. Delivery and Payment for the Series 2002-CC Certificate. The Transferor shall execute and deliver the Series 2002-CC Certificate to the Trustee for authentication in accordance with Section
6.01 of the Agreement. The Trustee shall deliver the Series 2002-CC Certificate when authenticated in accordance with Section 6.02 of the Agreement.

                  SECTION 5. Depository; Form of Delivery of the Series 2002-CC Certificate. (a) The Series 2002-CC Certificate shall be delivered as a Registered Certificate as provided in Section 6.01 of the Agreement.

                  (b) The Series 2002-CC Certificate shall constitute a "security" within the meaning of (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware and (ii) the Uniform Commercial Code of any other applicable jurisdiction that currently or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

                  (c) When issued and sold in accordance with the terms of the Agreement, including when duly executed and authenticated by the Trustee in accordance with the terms of the Agreement and when issued and delivered against payments therefore, the Series 2002- CC Certificate will be duly and validly issued and outstanding, fully paid, non-assessable, and entitled to the benefits of the Agreement.

                  SECTION 6. Article IV of Agreement. (A) Sections 4.01,
4.02 and 4.03 of the Agreement shall be read in their entirety as provided in the Agreement except for subsections 4.02(b) and (c) of the Agreement which shall, for purposes of this Series Supplement, read in their entirety as follows:

         "(b) The Finance Charge and Principal Accounts. The Trustee, for the benefit of the Series 2002-CC Certificateholder, shall establish and maintain in the name of the Trust with a Qualified Institution, which shall initially be the Paying Agent, two segregated trust accounts (the "Finance Charge Account" and the "Principal Account," respectively), bearing a designation clearly indicating that the funds therein are held for the benefit of the Series 2002-CC Certificateholder. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account and the Principal Account and in all proceeds thereof. The Finance Charge Account and the Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-CC Certificateholder. Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account and the Principal Account for the purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Trustee at all times shall maintain copies of all written reports and instructions that it receives reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Series 2002-CC Certificateholder.

         (c) The Distribution Account. The Trustee, for the benefit of the Series 2002- CC Certificateholder, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution, which shall initially be the Paying Agent, a non-interest bearing segregated account (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 2002-CC Certificateholder. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof. The Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-CC Certificate holder."

                  (B) Article IV of the Agreement (except for Sections 4.01, 4.02 and 4.03 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2002- CC Certificate:


                                 ARTICLE IV

                      RIGHTS OF CERTIFICATEHOLDERS AND
                 ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.04 Rights of the Series 2002-CC
Certificateholder. The Series 2002-CC Certificate shall represent an undivided interest in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 2002-CC Certificate at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Principal Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account and the Principal Account (for such Series, the "Series 2002-CC Certificateholder's Interest"). The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account or the Principal Account, except as specifically provided in this Article IV.

                  Section 4.05  Collections and Allocation.

                  (a) Collections. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account, the Finance Charge Account or the Principal Account, allocable to the Series 2002-CC Certificate as described in this Article IV.

                  (b) Daily Allocations.  If:

                           (i) the short-term deposit rating of the Servicer by Standard & Poor's is below "A-1" or the short-term deposit rating of the Servicer by Moody's is below "P- 1"and, if rated by Fitch, is below "F-1" by Fitch; or

                           (ii) First USA Bank, National Association is not the Servicer;

then within 5 Business Days of the occurrence of such event and thereafter, as promptly as possible after the Date of Processing of Collections with respect to the Receivables, but in no event later than two Business Days following such Date of Processing, the Servicer shall deposit all Collections directly into the Collection Account and the Collection Account shall be moved from the Servicer if then maintained with it; provided, however, that the Servicer may designate a lesser amount for deposit into the Collection Account upon satisfaction of the Rating Agency Condition. The Servicer shall notify the Trustee of any such event and shall provide the Trustee with the account number, account designation of such account and name of the institution with which such account has been established.

                  Should the Servicer be required to make daily deposits of Collections into the Collection Account pursuant to this subsection, the Servicer shall establish a mechanism by which Collections are to be allocated between the Certificateholder and the Transferor and deposited into the Finance Charge Account and the Principal Account, which method shall satisfy the Rating Agency Condition.

                  (c) Monthly Deposits. Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account, the Finance Charge Account or the Principal Account at any time when the requirements of the third paragraph of subsection 4.03(a) of the Agreement are satisfied.

                  The allocations to be made pursuant to this Section 4.05 of the Agreement also apply to deposits into the Collection Account that are treated as Collections, including Credit Adjustments, payment of the reassignment price pursuant to Section 2.07 of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to
Section 9.02, 10.01, 12.01 or 12.02 of the Agreement and Section 3 of this Series Supplement for Series 2002-CC. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as indicated in the Agreement.

                  Section 4.06 Monthly Payments. On each Transfer Date, the Trustee, acting in accordance with written instructions from the Servicer substantially in the form of Exhibit B hereto, shall make the withdrawals, deposits and payments specified in subsections (a) and (b) of this Section 4.06.

                  (a) On each Transfer Date, the Trustee shall deposit into the Distribution Account for payment to the Certificateholder an amount equal to the Series 2002-CC Finance Charge Collections deposited or deemed to have been deposited into the Finance Charge Account for the related Monthly Period to the Series 2002-CC Certificateholder.

                  (b) On each Transfer Date, the Trustee shall deposit into the Distribution Account for payment to the Certificateholder an amount equal to the sum of (i) the Series 2002-CC share of Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period and (ii) to the extent of the Principal Shortfall for Series 2002-CC for such Transfer Date, the Remaining Excess Principal Collections from other Series pursuant to Section 4.09 of the Agreement (the "Series 2002- CC Collateral Certificate Principal Shortfall Payment").

                  Notwithstanding the foregoing, for so long as the requirements of the third paragraph of subsection 4.03(a) of the Agreement are satisfied: each of the payments described in subsections 4.06(a) and 4.06(b) above shall be made by the Servicer, the Servicer shall not be required to deposit the amounts so paid in the Collection Account, the Finance Charge Account, the Principal Account or the Distribution Account prior to payment, and the information provided to the Trustee as set forth on Exhibit B hereto shall be for informational purposes only and shall not be in the form of an instruction to make deposits and withdrawals.

                  Section 4.07 Investor Default Amount. On each Determination Date, the Servicer shall calculate the Investor Default Amount for the preceding Monthly Period and such Investor Default Amount shall be recognized and subtracted from the Invested Amount in accordance with the definition thereof as of the related Transfer Date. In the event that such reduction would cause the Invested Amount to be a negative number, the Invested Amount will be reduced to zero.

                  Section 4.08 Investor Monthly Servicing Fee. On each Determination Date, with respect to any Monthly Period, the Servicer shall calculate the Investor Monthly Servicing Fee for the preceding Monthly Period. With respect to each Monthly Period, the Monthly Servicing Fee plus any Unpaid Investor Monthly Servicing Fee shall be paid to the Servicer on behalf of the holder of the Series 2002-CC Certificate at the time specified and to the extent of funds available pursuant to the Transfer and Servicing Agreement.

                  Section 4.09 Principal Shortfalls. As specified in subsection 1(a) of this Series Supplement, Series 2002-CC shall be a Remaining Excess Principal Sharing Series. With respect to each Transfer Date, the Servicer shall determine the amount of the excess of the Excess Principal Collections for all Outstanding Series over the aggregate amount of Principal Shortfalls for all Series other than Series designated as Remaining Excess Principal Sharing Series pursuant to the applicable Series Supplements (such excess amount, the "Remaining Excess Principal Collections"). The Servicer shall determine, with respect to each Transfer Date, the Principal Shortfall for each Remaining Excess Principal Sharing Series. The "Principal Shortfall" for the Series 2002-CC Certificate, with respect to any Transfer Date, shall be equal to the lesser of (i) the Proposed Principal Shortfall Amount designated as such by the Master Owner Trust Servicer and (ii) the Invested Amount (after application of the Investor Default Amount and the Principal Allocation Percentage of Collections of Principal Receivables with respect to the Monthly Period preceding such Transfer Date but prior to the application of Additional Invested Amounts on such Transfer Date); provided, however, that if the aggregate amount of Remaining Excess Principal Collections for such Transfer Date is less than the aggregate amount, for each Remaining Excess Principal Sharing Series (including Series 2002-CC), of the lesser of the proposed principal shortfall amount for such Series and the invested amount of such Series (after application of the investor default amount and the principal allocation percentage of Collections of Principal Receivables with respect to the Monthly Period preceding such Transfer Date but prior to the application of additional invested amounts on such Transfer Date), then the Principal Shortfall for the Series 2002-CC Certificate with respect to such Transfer Date shall equal the product of (x) the amount of Remaining Excess Principal Collections for such Transfer Date and (y) a fraction, the numerator of which is the lesser of (i) the Invested Amount of the Series 2002-CC Certificate (after application of the Investor Default Amount and the Principal Allocation Percentage of Collections of Principal Receivables with respect to the Monthly Period preceding such Transfer Date but prior to the application of Additional Invested Amounts on such Transfer Date) and (ii) the Proposed Principal Shortfall Amount for the Series 2002-CC Certificate and the denominator of which is the aggregate amount determined for each Remaining Excess Principal Sharing Series (including Series 2002-CC) of the lesser of the proposed principal shortfall amount for such Series and the invested amount of such Series (after application of the investor default amount and the principal allocation percentage of Collections of Principal Receivables with respect to the Monthly Period preceding such Transfer Date but prior to the application of additional invested amounts on such Transfer Date).

                  On each Determination Date, the Servicer shall allocate Remaining Excess Principal Collections to each Remaining Excess Principal Sharing Series in an amount equal to the Principal Shortfall for such Series. The Series 2002-CC Collateral Certificate Principal Shortfall Payment shall be made to the Certificateholder, if applicable, on each Transfer Date in accordance with subsection 4.06(b) of the Agreement.

                  SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2002-CC Certificate:

                                 ARTICLE V

                   DISTRIBUTIONS AND REPORTS TO INVESTOR
                             CERTIFICATEHOLDERS

                  Section 5.01  Distributions.

                  On each Transfer Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) the aggregate amount deposited into the Distribution Account and payable to the Series 2002-CC Certificateholder pursuant to subsection 4.06 to the account of the Certificate Representative as specified in writing by the Certificate Representative, in immediately available funds; provided, however, that for so long as the requirements of the third paragraph of subsection 4.03(a) of the Agreement are satisfied, such payment shall be made by the Servicer in accordance with the last paragraph of Section 4.06 of the Agreement.

                  Section 5.02  Monthly Certificateholders' Statement.

                  (a) On or before each Transfer Date, the Servicer shall forward to the Certificate Representative a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information:

                           (i)  the total amount distributed;

                           (ii) the amount of Collections of Principal
         Receivables processed during the related Monthly Period allocated to the Series 2002-CC Certificate;

                           (iii) the amount of Collections of Finance
         Charge Receivables processed during the related Monthly Period allocated to the Series 2002-CC Certificate as well as other amounts to be treated as Series 2002-CC Finance Charge
         Collections;

                           (iv) the amount of Remaining Excess Principal Collections allocated to Series 2002-CC for the related Monthly Period;

                           (v) the aggregate amount of Principal
         Receivables and the Invested Amount as of the end of the day on the Record Date;

                           (vi) the aggregate amount of Receivables as of the end of the day on the Record Date;

                           (vii) the aggregate outstanding balance of Accounts which are 30, 60, 90, 120 and 150 or more days
         Contractually Delinquent as of the end of the day on the Record
         Date;

                           (viii) the Investor Default Amount, for the related Monthly Period;

                           (ix) the amount of the Investor Monthly
         Servicing Fee, for the related Monthly Period;

                           (x) the Additional Invested Amounts for the related Monthly Period;

                           (xi) the Invested Amount used in the calculation of the Principal Allocation Percentage;

                           (xii) the Invested Amount used in the
         calculation of the Floating Allocation Percentage; and

                           (xiii) such other items as are set forth in Exhibit C to this Series Supplement.


         On or before each Transfer Date, the Servicer shall deliver a copy of each such statement to each Rating Agency.

                  SECTION 8. Article VI of the Agreement. Article VI (except for Section 6.1 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2002-CC Certificate:

                                 ARTICLE VI

                              THE CERTIFICATES

                  Section 6.15  Additional Invested Amounts.

                  (a) The Transferor may sell to the Series 2002-CC Certificateholder on any Business Day additional undivided interests in the Trust in specified amounts (such amounts, the "Additional Invested Amounts") if the conditions precedent to selling an additional interest set forth in subsection 6.15(b) of the Agreement have been met. If the Series 2002-CC Certificateholder acquires such additional interest, the Transferor may receive a cash payment (to be applied in accordance with subsection 6.15(c)). In addition, as an alternative form of consideration, the Transferor may accept an increase in the transferor interest in an asset pool in the Bank One Issuance Trust. The Transferor Interest in the Trust shall decrease as a result of such sale.

                  Any Additional Invested Amounts purchased by the Series 2002-CC Certificateholder shall be evidenced by the definitive Certificate held by the Certificateholder issued on the Closing Date substantially in the form of Exhibit A hereto. The Series 2002- CC Certificateholder shall and is hereby authorized to record on the grid attached to the Series 2002-CC Certificate (or at such Certificateholder's option, in its internal books and records) the date and invested amount of any Additional Invested Amounts purchased by it, the current invested amount thereof and each change thereto; provided, that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Certificateholder's rights with respect to its Invested Amount. The Trustee shall not be responsible for the accuracy of any information on any such grid or with respect to the Certificateholder's notations in its internal books and records. The Servicer shall appropriately note all Additional Invested Amounts (and the increased Invested Amount) as well as any principal payment and reductions due to the Investor Default Amount on the Servicer's certificate delivered with respect to the related Monthly Period and direct the Trustee in writing to apply payments for Additional Invested Amounts as set forth in subsection 6.15(c).

                  (b) The Transferor may determine to sell an additional interest on any date (each, an "Additional Investment Date") as set forth in subsection 6.15(a) above subject to fulfillment of the following conditions precedent:

                           (i) on each Additional Investment Date, no event
shall have occurred and be continuing, or shall result from such purchase of Additional Invested Amounts, that constitutes a Trust Pay Out Event or a Series 2002-CC Pay Out Event;

                           (ii) on each Additional Investment Date, after
giving effect to the purchase of Additional Invested Amounts, the Transferor Interest shall equal or exceed the Minimum Transferor Interest and the aggregate amount of Principal Receivables shall equal or exceed the Minimum Aggregate Principal Receivables;

                           (iii) on each Additional Investment Date, the
Additional Invested Amounts shall be conveyed to the Series 2002-CC Certificateholder free and clear of any Lien (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books and records adequate reserves with respect thereto) and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor; and

                           (iv) as of each Additional Investment Date, all
authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with such Additional Invested Amount have been duly obtained, effected or given and are in full force and effect.

                  (c) On each Transfer Date, the Trustee shall apply the cash proceeds from purchases of Additional Invested Amounts as Excess Principal Collections, in an amount up to the lesser of (i) the amount specified in subsection 2.10(a)(i) of the Transfer and Servicing Agreement allocated to the Series 2002-CC Certificate, (ii) the amount of Principal Collections allocated to Series 2002-CC and the Investor Default Amount for a Monthly Period and (iii) the amount of Principal Shortfalls with respect to other Series. Any remaining cash proceeds from purchases of Additional Invested Amounts shall be paid to the Transferor. Any cash proceeds received from the purchases of Additional Invested Amounts on any day which is not a Transfer Date shall be paid to the Transferor at the time received by the Trust.

                  SECTION 9. Series 2002-CC Pay Out Events. If any one of the following events shall occur with respect to the Series 2002-CC
Certificate:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 2002-CC Certificateholder and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, and continues to materially and adversely affect the interests of the Series 2002-CC Certificateholder for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor to the Trustee pursuant to Section 2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee and (ii) as a result of which the interests of the Series 2002-CC Certificateholder is materially and adversely affected and continues to be materially and adversely affected for such period; provided, however, that a Series 2002-CC Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period, or such longer period as the Trustee may specify, in accordance with the provisions of the Agreement;

                  (c) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a) of the Agreement; or

                  (d) any Servicer Default shall occur which would have a material adverse effect on the Series 2002-CC Certificateholder;

then a Series 2002-CC Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 2002-CC Certificateholder immediately upon the occurrence of such event.

                  SECTION 10. Series 2002-CC Termination. The right of the Series 2002-CC Certificateholder to receive payments from the Trust will terminate on the first Business Day following the Series 2002-CC
Termination Date.

                  SECTION 11. Transfer of the 2002-CC Certificate. After the Closing Date, the Series 2002-CC Certificate may not be sold, participated, transferred, assigned, exchanged or otherwise pledged or conveyed in whole or in part except upon the prior delivery to the Trustee and the Certificate Representative of an Issuer Tax Opinion (as defined in the Indenture) and an Opinion of Counsel to the effect that, for Federal income tax purposes, (i) such action will not adversely affect the tax characterization as debt of the Investor Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance, (ii) following such action the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation and
(iii) such action will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder.

                  SECTION 12. ERISA Legend. Each Collateral Certificate will bear a legend or legends substantially in the following form:

                           EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK, NATIONAL ASSOCIATION AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V) ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  Each Certificate Owner by virtue of its beneficial interest in the Collateral Certificate shall be deemed to have made the representations and warranties stated in such legend.

                  SECTION 13. Amendment and Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. Subsection 12.01(c) of the Agreement is hereby amended by substituting in the second sentence thereof in place of the words "and pay the proceeds to all Certificateholders of such Series . . ." the following:
"and pay the proceeds to the Investor Certificateholder of such Series . .
.."

                  SECTION 14. Consent to Amendment to the Agreement. (a) By purchasing an interest in the Investor Certificates, the Series 2002-CC Certificateholder shall be deemed to have consented to any amendments to the Agreement to satisfy accounting requirements under SFAS 140 and any related or successor accounting interpretations or requirements thereto for off balance sheet treatment for Receivables in the Trust.

                  (b) In addition to being subject to amendment pursuant to any other provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Transferor without the consent of the Servicer, the Trustee or the Series 2002-CC Certificateholder if the Transferor provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect the Series 2002-CC Certificateholder; provided, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified.

                  Promptly after the effectiveness of any amendment pursuant to this Section 14, the Transferor shall deliver a copy of such amendment to each of the Servicer, the Trustee and each Rating Agency.

                  SECTION 15. Consent Rights. Notwithstanding any other provision of the Agreement, including Section 6.05 of the Agreement, for so long as the Series 2002-CC Certificate is held by the Bank One Issuance Trust or the Collateral Agent on behalf of certain noteholders and other beneficiaries of the security interest granted by the Bank One Issuance Trust to the Collateral Agent in the Series 2002-CC Certificate, the Series 2002-CC Certificate shall not be disregarded and will be deemed to be outstanding for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Agreement.

                  SECTION 16. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 17. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 2002-CC Supplement to be duly executed by their respective officers as of the day and year first above written.


                                          FIRST USA BANK, NATIONAL ASSOCIATION,
                                           Transferor and Servicer


                                          By:
                                                 ------------------------------
                                                 Name:  Stephen R. Etherington
                                                 Title: First Vice President



                                          THE BANK OF NEW YORK (DELAWARE),
                                          Trustee


                                          By:
                                                  -----------------------------
                                                  Name:
                                                  Title:




                                                               Exhibit A

               FORM OF SERIES 2002-CC COLLATERAL CERTIFICATE

THIS SERIES 2002-CC CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2002-CC CERTIFICATE, AGREES THAT IT IS ACQUIRING THIS SERIES 2002-CC CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF AND THAT NEITHER THIS SERIES 2002-CC CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS SERIES 2002-CC CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER THIS SERIES 2002-CC CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

No. ____




                     FIRST USA CREDIT CARD MASTER TRUST
                         SERIES 2002-CC CERTIFICATE
                  ASSET BACKED CERTIFICATE, SERIES 2002-CC

Evidencing an undivided interest in a trust, the corpus of which consists of a portfolio of MasterCard (R)* and VISA (R) credit card receivables generated or acquired by First USA Bank, National Association (the "Bank") and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                (Not an interest in or a recourse obligation of First USA Bank, National Association or any affiliate thereof)

              This Investor Certificate certifies that BANK ONE ISSUANCE TRUST (the "Investor Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereinafter created and arising in connection with selected MasterCard(R) and VISA (R) credit card accounts (the "Accounts") of First USA Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables, the right to Interchange Amounts and the other assets and interests constituting the Trust pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of _________, 2002, as supplemented by the Series 2002-CC Supplement, dated as of __________, 2002 (collectively, the "Pooling and Servicing Agreement"), by and between First USA Bank, National Association, as Transferor (the "Transferor") and as Servicer (the "Servicer") and The Bank of New York (Delaware), as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein.

-------------------
  * MasterCard(R) and VISA (R) are registered trademarks of MasterCard International Incorporated and Visa USA Incorporated, respectively.

              To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Investor Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Investor Certificateholder by virtue of the acceptance hereof assents and by which the Investor Certificateholder is bound.

              Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Investor Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.

              Beginning on __________, 2002 and on each Transfer Date thereafter, the Trustee shall distribute to the Investor Certificateholder of record as of the last Business Day of the calendar month preceding such Transfer Date such amounts as are payable pursuant to the Pooling and Servicing Agreement and as are requested by the certificate delivered to the Trustee by the Servicer pursuant to Section 4.06 of the Pooling and Servicing Agreement. The Series 2002-CC Termination Date is the earlier to occur of (i) the day after the Transfer Date on which the Invested Amount of the Series 2002- CC Certificate is paid in full and (ii) the Trust Termination Date. Principal with respect to the Series 2002-CC Certificate will be paid under the circumstances described in the Pooling and Servicing Agreement.

              Pursuant to Section 6.15 of the Pooling and Servicing Agreement, the Investor Certificateholder may purchase Additional Invested Amounts on the terms and conditions specified therein. The Investor Certificateholder is authorized to record on the grid attached to its Certificate (or at such Investor Certificateholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each payment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Investor Certificateholder's rights with respect to its Invested Amount and its right to receive interest payments in respect of the Invested Amount held by such Investor Certificateholder.

              Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Investor Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

              This Investor Certificate shall constitute a "security" within the meaning of (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware and (ii) the Uniform Commercial Code of any other applicable jurisdiction that currently or hereinafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

              This Investor Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

              IN WITNESS WHEREOF, the Transferor has caused this Series 2002-CC Certificate to be duly executed on this ___ day of __________, 2002.


                                           FIRST USA BANK, NATIONAL ASSOCIATION


                                           By:__________________________________
                                                 Name:
                                                 Title:



                       CERTIFICATE OF AUTHENTICATION


              This is the Series 2002-CC Certificate referred to in the within-mentioned Pooling and Servicing Agreement.


                                          THE BANK OF NEW YORK (DELAWARE)

                                          as Authenticating Agent


                                          By:__________________________________

                                                Name:

                                                Title:


                                          Date: __________, 2002






               Beginning           Additional         Principal        Ending
               Invested            Invested           Payment          Invested
Date           Amount              Amount                              Amount
----           ---------           ----------         ---------        --------




Exhibit B

                  FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                        NOTIFICATION TO THE TRUSTEE

                    FIRST USA BANK, NATIONAL ASSOCIATION

             FIRST USA CREDIT CARD MASTER TRUST, SERIES 2002-CC


                              Monthly Period:
                               Transfer Date:


The undersigned, a duly authorized representative of First USA Bank, National Association (the "Bank"), as Servicer, pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of [ ], 2002 (the "Pooling and Servicing Agreement") and the Series 2002-CC Supplement, dated as of [ ], 2002 (the "Supplement"), by and between the Bank and The Bank of New York (Delaware), as Trustee (the "Trustee"), does hereby certify as follows:

         I. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the preceding "Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This Certificate is delivered pursuant to
                  Section 4.06 of the Pooling and Servicing Agreement.

         II.      The Bank is Servicer under the Pooling and Servicing
                  Agreement.

         III.     The undersigned is a Servicing Officer.

         IV. The date of this notice is a Determination Date under the Pooling and Servicing Agreement.


A.       Instruction to make deposits and withdrawals

1.   Pursuant to subsection 4.06(a), the amount to be paid to the
     Series 2002-CC Certificateholder on the Transfer
     Date in respect of Collections of Finance Charge Receivables           $

2.   Pursuant to subsection 4.06(b)(i), the amount to be paid to the
     Series 2002-CC Certificateholder on the Transfer
     Date in respect of Collections of Principal Receivables
     allocated to Series 2002-CC                                            $

3.   Pursuant to subsection 4.06(b)(ii), the amount to be paid to the
     Series 2002-CC Certificateholder on the Transfer Date in respect
     of Remaining Excess Principal Collections from other Series            $





          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this [ ] day of [ ], 2002.

                                        FIRST USA BANK, NATIONAL ASSOCIATION,
                                        as Servicer

                                        By:______________________________
                                              Name:
                                              Title:





                                                                 Exhibit C
                                                                 ---------

                   MONTHLY CERTIFICATEHOLDERS' STATEMENT
                    FIRST USA BANK, NATIONAL ASSOCIATION

             FIRST USA CREDIT CARD MASTER TRUST, SERIES 2002-CC


                              Monthly Period:
                               Transfer Date:


Under Section 5.02 of the Amended and Restated Pooling and Servicing Agreement dated as of [ ], 2002 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to theDistribution Date noted above and with respect to the performance of theTrust during the month noted above is set forth below. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.     Information Regarding the Current Monthly Distribution

1.   The total amount to be distributed to Certificateholders on the
     Transfer Date                                                           $

2.   The amount set forth in item 1 above representing Collections of
     Principal Receivables allocated to Series 2002-CC                       $

3.   The amount set forth in item 1 above representing Remaining Excess
     Principal Collections allocated to Series 2002-CC                       $

4. The amount of the distribution set forth in 1 above representing Collections of Finance Charge Receivables allocated to Series 2002-CC as well as any other amounts to be treated as Series 2002-CC Finance Charge Collections

B.   Information Regarding the Performance of the Trust

1.   The aggregate amount of Receivables in the Trust as of the last day
     of the Monthly Period                                                   $

2.   The aggregate amount of Principal Receivables in the Trust as of the
     last day of the Monthly Period                                          $

3.   The Invested Amount as of the last day of the Monthly Period            $

4.   The Invested Amount used in calculating the Floating Allocation
     Percentage for the current Monthly Period                               $

5.   The Invested Amount used in calculating the Principal Allocations
     Percentage for the current Monthly Period                               $

6. The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day of the last day of the Monthly Period

   (a)  30-59 days                                                           $
   (b)  60-89 days                                                           $
   (c)  90-119 days                                                          $
   (d)  120-149 days                                                         $
   (e)  150-179 days                                                         $
     Total                                                                   $

7.   The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the
     Invested Amount (the aggregate "Investor Default Amount")               $

8.   The amount of the Investor Monthly Servicing Fee payable to the
     Servicer for the Monthly Period                                         $

9.   The total Additional Invested Amount to be added to the Invested
     Amount on the Transfer Date                                             $


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this [ ] day of [ ] 2002.

                                          FIRST USA BANK, NATIONAL ASSOCIATION,
                                          as Servicer

                                          By:______________________________
                                                Name:
                                                Title: